Lehman Brothers

Residential Mortgage Finance

 [$466,439,000]

(APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)

LXS 2005-4

POOL 1 SENIOR TERM SHEET

SENIOR / SUBORDINATE REMIC CERTIFICATES

 AURORA LOAN SERVICES LLC, MASTER SERVICER

[ ], TRUSTEE

Class	Approximate Size ($)	Initial Coupon (1)	Approx. Initial C/E (3)	Approx. Targeted C/E (4)	Legal Final Maturity	Expected Ratings S&P/Moody’s
1-A1 (7)	[$209,478,000]	1mL + [ ]%	[16.50]%	[16.85]%	[11/25/2035]	[AAA/Aaa]
1-A2 (7)	[$144,774,000]	1mL + [ ]%	[16.50]%	[16.85]%	[11/25/2035]	[AAA/Aaa]
1-A3 (7)	[$65,543,000]	1mL + [ ]%	[16.50]%	[16.85]%	[11/25/2035]	[AAA/Aaa]
1-A4 (7)	[$46,644,000]	1mL + [ ]%	[6.50]%	[6.85]%	[11/25/2035]	[AAA/Aaa]
1-AX(5) (6)	[$174,602,892]	[0.75%]	N/A	N/A	[9/25/2008]	[AAA/Aaa]
1-M1(6)	[$17,460,288]	1mL + [ ]%	[3.00%]	[3.35%]	[11/25/2035]	[TBD]
1-M2(6)	[$9,977,307]	1mL + [ ]%	[1.00%]	[1.35%]	[11/25/2035]	[TBD]
1-M3(6)	[$4,988,654]	1mL + [ ]%	[0.00%]	[0.35%]	[11/25/2035]	[TBD]

(1)

Each Class of Certificates other than the Class 1-AX Certificates will accrue interest at a rate of One Month LIBOR plus a specified spread subject to the Pool 1 Net Funds Cap.  The spread on the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates will double and the spread on the Class 1-M1, Class 1-M2 and Class 1-M3 Certificates will increase to 1.5 times the stated spread for each such class on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)

The weighted average lives and payment window to 10% Optional Termination assume: (i) prepayments occur at 30% CPR for the mortgage loans and (ii) the certificates receive distributions on the 25th of each month beginning in October 2005.

(3)

Initial credit support (“C/E”) for a class equals (i) the percentage of the certificates subordinate to such class plus (ii) the initial overcollateralization (“O/C”) amount. Note that the Class 1-A4 Certificates are subordinate to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates as described in this term sheet. The initial O/C amount on the Closing Date will equal 0.00% of the Cut-Off Date collateral balance.  Rating levels are subject to final approval.

(4)

Assumes Initial O/C of 0.00% has been built to reach the O/C Target.  The O/C Target is 0.35% of the September 1, 2005 Pool 1 collateral balance (the “Cut-Off Date Balance”).

(5)

The Class 1-AX Certificates will be interest only certificates and will not be entitled to any distributions of principal.  The Class 1-AX Certificates will accrue interest on a notional balance equal to the product of (a) the beginning balance of the Pool 1 mortgage loans for each Distribution Date and (b) 35%.  The Class 1-AX Certificates will accrue interest at a rate equal to the lesser of (a) [0.75%] per annum and (b) the excess, if any, of (i) the Pool 1 Net Funds Cap less (ii) the Pool 1 Weighted Average Bond Coupon.  After the 36th Distribution Date, the Class 1-AX Certificates will no longer be entitled to distributions of any kind.

(6)

The Class 1-M1, Class 1-M2 and Class 1-M3 (the “Subordinate Certificates”) and the Class 1-AX Certificates are not offered hereby.

(7)

Class 1-A1, Class 1-A2 and Class 1-A3 are Super Senior Classes; Class 1-A4 is the Senior Support Class.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof

DEAL OVERVIEW

•

The issuer will be Lehman XS Trust 2005-4 and the transaction will be found on Bloomberg under the symbol “LXS”.

•

The mortgage loans to be included in the trust fund will be divided into two pools (“Pool 1” and “Pool 2”).

➢

Pool 1 will consist of the following ARM types:  2-year (2/28 and 2/1) hybrid ARMs (26.75%), 3-year (3/27 and 3/1) hybrid ARMs (34.36%), 5-year (5/25) hybrid ARMs (11.27%), and non hybrid 6 month LIBOR ARMs (27.63%)

➢

Distributions of interest and principal on the Class 1-A and Subordinate Certificates will be primarily based on collections from the Pool 1 mortgage loans.

•

Distributions of interest and principal on the senior certificates identified with a “2-” in their class designation will be primarily based on collections from the Pool 2 mortgage loans.

•

Pool 1 and Pool 2 will not be crossed-collateralized.  In addition, there will be two sets of subordinate certificates each set of which will be based on collections from its respective mortgage pool.  Information on the Pool 2 mortgage loans and the certificates related thereto is not included herein.

•

The Class 1-A1, Class1-A2, Class 1-A3, Class 1-A4, Class 1-M1, Class 1-M2 and Class 1-M3 Certificates will have the benefit of cash payments (if any) received under an interest rate cap agreement (the “Cap Agreement”) commencing on the Distribution Date in [October 2005] through the Distribution Date in [September 2008] (month [36]).  The Cap Agreement is intended to mitigate the basis risk that could result from (a) the mismatch between the rate adjustment frequency on the mortgage loans in Pool 1 that adjust on a semi-annual or annual basis and the One Month LIBOR index on the Class 1-A1, Class1-A2, Class 1-A3, Class 1-A4, Class 1-M1, Class 1-M2 and Class 1-M3 Certificates and (b) the difference between the interest rates on the Certificates and the weighted average Net Rate of the Pool 1 mortgage loans during their initial fixed interest rate period.

•

10% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance of the Pool 1 mortgage loans is less than 10% of the Cut-Off Date balance.

CREDIT ENHANCEMENT

•

Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization, and (3) Subordination.

•

Losses are allocated in the following order: excess spread, overcollateralization, the Class 1-M3 Certificates, the Class 1-M2 Certificates, the Class 1-M1 Certificates and then the Class 1-A Certificates.  The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”  Note that losses that would otherwise reduce the principal amount of the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates will first reduce the principal amount of the Class 1-A4 Certificates until the principal amount of the Class 1-A4 Certificates has been reduced to zero.

•

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, the Class 1-M1 Certificates will be senior in right of priority to the Class 1-M2 Certificates and Class 1-M3 Certificates; the Class 1-M2 Certificates will be senior in right of priority to the Class 1-M3 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class 1-M3 Certificates, Class 1-M2 Certificates, Class 1-M1 Certificates, and then the Class 1-A Certificates (on a pro-rata basis) have been reduced to zero; provided, however, that losses that would otherwise reduce the principal amount of the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates will first reduce the principal amount of the Class 1-A4 Certificates until the principal amount of the Class 1-A4 Certificates has been reduced to zero.

STRUCTURE

Principal

•

Subordinate Certificates will be locked-out from distributions of principal until the earlier of (1) the later of (a) the first 36 Distribution Dates or (b) until the Senior Enhancement Percentage is greater than [13.70%], (the “Stepdown Date”) or (2) the Distribution Date on which the Class 1-A Certificates have been reduced to zero.

•

On or after the Stepdown Date, provided a Trigger Event (as described on page 6) is not in effect, principal will be distributed to the Class 1-A Certificates until the targeted enhancement percentage has been reached.  Once the targeted enhancement percentage has been reached, all principal will then be allocated sequentially to the Subordinate Certificates so that the credit enhancement behind each class equals two times the respective initial enhancement percentage for such class.

Interest

•

The Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates and the Subordinate Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject  to the Pool 1 Net Funds Cap.

•

The margin on the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates will double and the margin on the Subordinate Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.

•

Basis risk shortfalls will be paid on future Distribution Dates with interest on unpaid interest, to the extent of funds available, after all current interest has been paid on each class of certificates.

Priority of

Payment

Subordination of Subordinate Certificates

Class 1-A & Class 1-AX (1) (2) Initial Enhancement Pct. ([6.50]%)
The O/C target of 0.35% will be the O/C floor.	Class 1-M1 Initial Enhancement Pct. ([3.00]%)
	Class 1-M2 Initial Enhancement Pct. ([1.00]%)	Order of Loss Allocation
Class 1-M3 Initial Enhancement Pct. ([0.00]%)
The Subordinate Certificates are subject to a lock-out period until the Step down Date with respect to principal payments, unless the Class 1-A1 Certificates have been reduced to zero.
Overcollateralization Initial upfront (0.00%) Target (0.35%)

(1)

The Interest-Only Class 1-AX is not entitled to distributions of principal.

(2)

The Class 1-A1, Class 1-A2 and Class 1-A3 Certificates have the support of the Class 1-A4 Certificates, as described herein, and have an initial enhancement percentage of [16.50]%

SUMMARY OF TERMS

Cut-off Date:

September 1, 2005

Statistical Cut-Off Date:

August 1, 2005

Settlement Date:

September 30, 2005

Distribution Date:

25th of each month, commencing in October 2005

Issuer:

Lehman XS Trust (“LXS”), Series 2005-4

Trustee:

Citibank, N.A.

Master Servicer:

Aurora Loan Services LLC (“ALS”)

Certificates:

“Class 1-A Certificates”: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 Certificates

“Senior Certificates”:  Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-AX Certificates

“Subordinate Certificates”:  Class 1-M1, Class 1-M2 and Class 1-M3 Certificates

“Certificates”: Senior and Subordinate Certificates

Master Servicer Fee:

The Master Servicer will be paid a monthly fee (the ‘‘Master Servicing Fee’’) equal to the investment earnings derived from principal and interest collections received on the mortgage loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:

30/360 for Class 1-AX Certificates; Actual/360 for the Class 1-A Certificates and the Subordinate Certificates

Accrual Period:

The “Accrual Period” applicable to the Class 1-A Certificates and Subordinate Certificates, with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution Date, September 25, 2005) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Class 1-AX Certificates will be the calendar month preceding the month of the Distribution Date.

Settlement:

The Senior and the Subordinate Certificates will settle with accrued interest.

Delay Days:

Zero Delay for the Class 1-A Certificates and the Subordinate Certificates; 24 Day Delay for the Class 1-AX Certificates.

Collection Period:

The “Collection Period” with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:

All the Certificates are book-entry form through DTC.

SUMMARY OF TERMS (CONT.)

Minimum Denomination:

Minimum $25,000; increments $1 in excess thereof for the Class 1-A Certificates,  $100,000 with increments of $1 in excess thereof for the Subordinate Certificates and $1,000,000 minimum notional amount with increments of $1 for the Interest-Only Certificates.

Tax Status:

REMIC for Federal income tax purposes.

SMMEA Eligibility:

The Senior Certificates will be SMMEA eligible.

ERISA Eligibility:

The Senior and Subordinate Certificates are expected to be ERISA eligible.

Trigger Event:

A “Trigger Event” will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

Delinquency Event:

A“Delinquency Event” will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [TBD%] of the Senior Enhancement Percentage for such Distribution Date.

Rolling Three Month

Delinquency Rate:

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Delinquency Rate:

The “Delinquency Rate” for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans in Pool 1 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the principal balance of the Pool 1 mortgage loans as of the close of business on the last day of such month.

Cumulative Loss Trigger

Event:

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the mortgage loans in Pool 1 from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Month	Distribution Date	Loss Percentage
37-48	October 2008 to September 2009	[TBD%]
49-60	October 2009 to September 2010	[TBD%]
61-72	October 2010 to September 2011	[TBD%]
73+	October 2011 and thereafter	[TBD%]

SUMMARY OF TERMS (CONT.)

Targeted Percentages:

After the Stepdown Date and if a Trigger Event is not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date:

Class	Target Percent
1-A	[86.30%]
1-M1	[93.30%]
1-M2	[97.30%]
1-M3	[99.30%]

For the Class 1-A Certificates, the target balance is approximately [86.30%] of the ending collateral balance.  For the Class 1-M1 Certificates, the target balance is met when the aggregate balance of the Class 1-A and the Class 1-M1 Certificates is approximately [93.30%] of the ending collateral balance.  For the Class 1-M2 Certificates, the target balance is met when the aggregate balance of the Class 1-A, Class 1-M1 and the Class 1-M2 Certificates is approximately [97.30%] of the ending collateral balance.  For the Class 1-M3 Certificates, the target balance is met when the aggregate balance of the Class 1-A, Class 1-M1, Class 1-M2 and the Class 1-M3 Certificates is approximately [99.30%] of the ending collateral balance.  Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

Pool 1 Net Funds Cap:

The “Pool 1 Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from Pool 1 for such date and (2) 12, and the denominator of which is the balance of the Pool 1 mortgage loans for the immediately preceding Distribution Date, multiplied by, except in the case of the Class 1-AX Certificates, (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.  The Pool 1 Net Funds Cap will be applicable for the Senior and the Subordinate Certificates.

Basis Risk Shortfall:

To the extent that the coupons on the Class 1-A and the Subordinate Certificates are limited by the Pool 1 Net Funds Cap, that class will have a “Basis Risk Shortfall” and will be entitled to the amount.  If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the Pool 1 Net Funds Cap.

SUMMARY OF TERMS (CONT.)

Pool 1 Weighted

Average Bond Coupon:

The “Pool 1 Weighted Average Bond Coupon” with respect to each Distribution Date will be an annual rate equal to (a) the sum of (i) the product of the beginning balance of the Class 1-A1 Certificates and the coupon on the Class 1-A1 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (ii) the product of the beginning balance of the Class 1-A2 Certificates and the coupon on the Class 1-A2 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iii) the product of the beginning balance of the Class 1-A3 Certificates and the coupon on the Class 1-A3 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iv) the product of the beginning balance of the Class 1-A4 Certificates and the coupon on the Class 1-A4 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (v) the product of the beginning balance of the Class 1-M1 Certificates, the coupon on the Class 1-M1 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (vi) the product of the beginning balance of the Class 1-M2 Certificates, the coupon on the Class 1-M2 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30 and (vii) the product of the beginning balance of the Class 1-M3 Certificates, the coupon on the Class 1-M3 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, divided by (b) the beginning balance of the Pool 1 Mortgage Loans for such Distribution Date.

Class 1-AX Certificates:

 The Class 1-AX Certificates will accrue interest a rate equal to the lesser of (a) [0.75%] per annum and (b) the excess, if any, of (i) the Pool 1 Net Funds Cap less (ii) the Pool 1 Weighted Average Bond Coupon.  The Class 1-AX Certificates will be paid interest pro rata with the Class 1-A Certificates at the beginning of the waterfall.  However, to the extent that the coupon of the Class 1-AX Certificates is limited by the excess, if any, of the Pool 1 Net Funds Cap over the Weighted Average Bond Coupon, the Class 1-AX Certificates will not be entitled to reimbursement for such shortfall.  After the 36th Distribution Date, the Class 1-AX Certificates will no longer be entitled to distributions of any kind.

The Class 1-AX Certificates will not forfeit interest payments to help cover Basis Risk Shortfalls remaining from previous periods on the Class 1-A or Subordinate Certificates.

Interest Rate Cap Agreement:

The Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-M1, Class 1-M2 and Class 1-M3 Certificates will have a cap agreement purchased by the Trust to (i) protect the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-M1, Class 1-M2 and Class 1-M3 Certificates against interest rate risk from upward movement in One Month LIBOR and (ii) diminish basis risk associated with respect to (a) the mismatch between the rate adjustment frequency on the mortgage loans in Pool 1 that adjust on a semi-annual or annual basis and the index on the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-M1, Class 1-M2 and Class 1-M3 Certificates and (b) the mismatch between the weighted average net coupon of the Pool 1 mortgage loans during their initial fixed interest rate period and the index on the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-M1, Class 1-M2 and Class 1-M3 Certificates.

On each Distribution Date, the cap provider will make payments equal to the product of (a) the cap agreement notional balance for that month, (b) the excess, if any, of (i) One Month LIBOR over (ii) the variable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.  For purposes of calculating cap payments, the cap agreement notional balance will be limited by the aggregate outstanding balance of the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-M1, Class 1-M2 and Class 1-M3 Certificates.  However, any cash that the trust receives from the cap agreements that is not allocated to the classes is still property of the trust and will be allocated to the Class 1-AX Certificates.

The Cap Agreement will have a variable strike rate and a variable cap agreement notional balance.  As previously described above, the cap agreement notional balance will be limited to the balance of the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-M1, Class 1-M2 and Class 1-M3 Certificates.

SUMMARY OF TERMS (CONT.)

Interest Payment Priority:

On each Distribution Date, the Pool 1 interest remittance amount for such date will be distributed as follows:

1)

To pay interest, pro rata, to the Senior Certificates;

2)

To pay interest to the Class 1-M1, Class 1-M2 and Class 1-M3 Certificates, in that order; and

3)

All remaining amounts of interest will be used as excess interest for the following:

a.

To build and maintain the overcollateralization amount;

b.

To pay back Basis Risk Shortfalls, by seniority;

c.

To pay back previous writedown amounts on the Class 1-M1, Class 1-M2 and Class 1-M3 Certificates, in that order; and

d.

To pay the Class 1-X Certificate.

Class 1-A Certificates Principal Payment Priority:

On each Distribution Date, the Pool 1 principal allocated to the Class 1-A Certificates for such date will be distributed as follows:

1)

On a pro-rata basis amongst the following:

a.

Sequentially to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates, in that order, until reduced to zero

b.

To the Class 1-A4 Certificates until reduced to zero

Transaction Contacts

MBS Trading and Structuring	Khalil Kanaan	(212) 526-8320
	Brian Hargrave	(212) 526-8320

COLLATERAL SUMMARY - POOL 1

LXS 2005-4 –Collateral Summary as of Statistical Cut-off Date

Total Number of Loans	1,914	Occupancy Status
Total Outstanding Loan Balance	$498,865,407.18	Primary Home	58.37%
Average Loan Principal Balance	$260,640	Investment	36.03%
Prepayment Penalty	34.60%	Second Home	5.60%
Weighted Average Coupon	6.236%
Weighted Average Margin	3.515%
Weighted Average Original Term (mo.)	360	Geographic Distribution
Weighted Average Remaining Term (mo.)*	358	(Other states account individually for less than
Weighted Average Loan Age (mo.)*	2	4% of the Cut-off Date principal balance.)
Original LTV >80 and no MI	0.33%	California	30.71%
Weighted Average Original LTV	75.26%	Arizona	10.88%
Non-Zero Weighted Average FICO	717	Florida	7.23%
Percentage of Loans with IO Terms	78.61%	Illinois	4.79%
		Nevada	4.16%
*Calculated as of September 1, 2005
		Lien Position
		First	100.00%

Collateral Characteristics - Pool 1
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Scheduled Principal Balances
($)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
.01 - 50,000.00	30	$1,300,070.39	0.26%
50,000.01 - 100,000.00	296	23,122,861.83	4.64
100,000.01 - 150,000.00	344	42,736,822.23	8.57
150,000.01 - 200,000.00	293	51,173,772.37	10.26
200,000.01 - 250,000.00	209	46,807,232.74	9.38
250,000.01 - 300,000.00	183	50,456,228.74	10.11
300,000.01 - 350,000.00	103	33,596,960.83	6.73
350,000.01 - 400,000.00	108	40,590,203.44	8.14
400,000.01 - 450,000.00	72	30,885,134.95	6.19
450,000.01 - 500,000.00	84	40,153,018.36	8.05
500,000.01 - 550,000.00	43	22,576,194.24	4.53
550,000.01 - 600,000.00	37	21,494,629.36	4.31
600,000.01 - 650,000.00	45	28,375,262.46	5.69
650,000.01 - 700,000.00	5	3,407,500.00	0.68
700,000.01 - 750,000.00	12	8,737,209.75	1.75
750,000.01 - 800,000.00	2	1,583,500.00	0.32
800,000.01 - 850,000.00	4	3,327,000.00	0.67
850,000.01 - 900,000.00	8	7,016,517.22	1.41
900,000.01 - 950,000.00	8	7,415,670.00	1.49
950,000.01 - 1,000,000.00	15	14,901,530.04	2.99
1,000,000.01 >=	13	19,208,088.23	3.85
Total:	1,914	$498,865,407.18	100.00%

Min.: $25,182
Max: $3,575,000
Avg.: $260,640

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Mortgage Rates
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.501 - 2.000	1	$162,925.00	0.03%
2.501 - 3.000	1	479,999.93	0.10
3.001 - 3.500	7	2,394,292.78	0.48
3.501 - 4.000	101	38,855,752.45	7.79
4.001 - 4.500	56	18,176,561.05	3.64
4.501 - 5.000	54	18,629,172.74	3.73
5.001 - 5.500	115	36,057,651.81	7.23
5.501 - 6.000	273	88,667,272.17	17.77
6.001 - 6.500	390	100,087,927.69	20.06
6.501 - 7.000	350	76,818,244.07	15.40
7.001 - 7.500	246	51,587,959.27	10.34
7.501 - 8.000	191	37,794,423.75	7.58
8.001 - 8.500	124	28,130,297.26	5.64
8.501 - 9.000	5	1,022,927.21	0.21
Total:	1,914	$498,865,407.18	100.00%

Min.: 1.990%
Max: 8.625%
Weighted Avg.: 6.236%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
301 - 360	1,914	$498,865,407.18	100.00%
Total:	1,914	$498,865,407.18	100.00%

Min.: 360
Max.: 360
Weighted Avg.: 360

Remaining Terms to Stated Maturity*
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
301 - 360	1,914	$498,865,407.18	100.00%
Total:	1,914	$498,865,407.18	100.00%

Min: 318
Max: 360
Weighted Avg.: 358

* Remaining Terms to Stated Maturity are as of September 1, 2005.
Interest Only Term
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	589	$106,724,063.70	21.39%
60	758	166,358,025.61	33.35
120	567	225,783,317.87	45.26
Total:	1,914	$498,865,407.18	100.00%

Non-Zero Min: 60
Max: 120
Non-Zero Weighted Avg.: 95

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Loan-to-Value Ratio
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.01 - 20.00	1	$74,966.00	0.02%
20.01 - 30.00	6	1,925,052.81	0.39
30.01 - 40.00	11	4,159,291.66	0.83
40.01 - 50.00	27	7,629,464.43	1.53
50.01 - 60.00	56	23,506,787.35	4.71
60.01 - 70.00	215	85,749,812.46	17.19
70.01 - 80.00	1,495	358,350,416.82	71.83
80.01 - 90.00	86	13,110,677.34	2.63
90.01 - 100.00	17	4,358,938.31	0.87
Total:	1,914	$498,865,407.18	100.00%

Min.: 19.99%
Max: 95.00%
Weighted Avg: 75.26%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date
FICO Score
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	4	$627,992.00	0.13%
540 - 559	2	229,135.78	0.05
560 - 579	1	226,851.49	0.05
600 - 619	2	411,086.05	0.08
620 - 639	75	20,373,421.08	4.08
640 - 659	119	35,629,081.57	7.14
660 - 679	230	57,750,564.64	11.58
680 - 699	305	72,557,566.31	14.54
700 - 719	287	73,246,899.63	14.68
720 - 739	257	63,123,347.78	12.65
740 - 759	251	67,273,677.59	13.49
760 - 779	204	53,699,253.15	10.76
780 - 799	141	42,215,843.28	8.46
800 - 819	36	11,500,686.83	2.31
Total:	1,914	$498,865,407.18	100.00%

Non-Zero Min.: 554
Max.: 817
Non-Zero Weighted Avg.: 717

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Loan Purpose
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	1,509	$360,090,338.19	72.18%
Cash Out Refinance	225	76,517,506.32	15.34
Rate/Term Refinance	180	62,257,562.67	12.48
Total:	1,914	$498,865,407.18	100.00%

Property Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	991	$269,990,452.56	54.12%
PUD	430	119,701,117.18	23.99
Condo	322	68,773,669.25	13.79
4 Family	68	18,948,025.38	3.80
2 Family	70	14,325,269.00	2.87
3 Family	30	6,399,017.88	1.28
Condotel	2	523,855.93	0.11
Modular Home	1	204,000.00	0.04
Total:	1,914	$498,865,407.18	100.00%

Product Type
	# of Mortgage Loans	Aggregate Principal Balance	%
2/28 ARM (Libor)	594	$128,100,331.51	25.68%
3/27 ARM (Libor)	539	133,569,799.58	26.77
5/25 ARM (Libor)	242	56,199,863.27	11.27
6 Month Libor ARM	336	137,840,982.08	27.63
2/1 ARM	26	5,322,189.00	1.07
3/1 ARM	74	12,652,294.88	2.54
3/1 ARM (Libor)	103	25,179,946.86	5.05
Total:	1,914	$498,865,407.18	100.00%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

States – Top 10
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	345	$153,225,719.65	30.71%
Arizona	239	54,268,897.51	10.88
Florida	185	36,074,318.44	7.23
Illinois	93	23,883,921.16	4.79
Nevada	67	20,753,063.26	4.16
Texas	131	19,407,554.10	3.89
Virginia	68	19,033,460.58	3.82
Colorado	76	17,741,255.75	3.56
Massachusetts	55	17,112,986.84	3.43
Maryland	49	15,408,320.97	3.09
Other	606	121,955,908.92	24.45
Total:	1,914	$498,865,407.18	100.00%

Index
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
6 Month Libor (1st Business Day)	1,711	$455,710,976.44	91.35%
1 Year Libor (WSJ/1 Mo Lead)	122	29,242,044.86	5.86
1 Year CMT (Weekly)	81	13,912,385.88	2.79
Total:	1,914	$498,865,407.18	100.00%

Originator
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AURORA LOAN SERVICES LLC	1,534	$394,496,818.26	79.08%
BANCMORTGAGE	1	167,200.00	0.03
BAY CAPITAL	4	1,142,100.00	0.23
GMAC	179	64,414,628.16	12.91
GREENPOINT	3	1,301,999.98	0.26
OHIO SAVINGS	145	26,505,945.30	5.31
OHIO SAVINGS BANK	26	5,322,189.00	1.07
SIB MORTGAGE CORP	1	420,726.85	0.08
WASHINGTON MUTUAL	1	735,821.30	0.15
WELLS FARGO	1	80,840.32	0.02
WELLS FARGO HOME MORTGAGE	19	4,277,138.01	0.86
Total:	1,914	$498,865,407.18	100.00%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Prepayment Penalty in Years
(Years)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	1,149	$326,264,662.97	65.40%
0.333	16	5,969,642.00	1.20
0.417	2	1,200,000.00	0.24
0.500	28	13,829,650.00	2.77
0.583	2	1,225,520.00	0.25
1.000	44	7,854,520.39	1.57
2.000	190	36,009,170.01	7.22
3.000	483	106,512,241.81	21.35
Total:	1,914	$498,865,407.18	100.00%

Documentation Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	849	$235,283,751.08	47.16%
Full	568	116,286,965.63	23.31
No Documentation	218	62,890,361.76	12.61
Stated	129	45,122,974.59	9.05
No Ratio	141	37,714,709.72	7.56
No Income Verification	6	1,096,727.29	0.22
No Income/No Asset	3	469,917.11	0.09
Total:	1,914	$498,865,407.18	100.00%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Gross Margin
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.501 - 2.000	2	330,125.00	0.07%
2.001 - 2.500	491	193,220,498.71	38.73
2.501 - 3.000	338	81,790,342.68	16.40
3.001 - 3.500	66	12,905,476.41	2.59
3.501 - 4.000	19	3,023,326.91	0.61
4.001 - 4.500	2	734,249.38	0.15
4.501 - 5.000	996	206,861,388.09	41.47
Total:	1,914	498,865,407.18	100.00%

Min: 1.875%
Max: 5.000%
Weighted Avg: 3.515%

Initial Periodic Rate Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	1	$162,925.00	0.03%
1.000	154	72,029,523.92	14.44
1.500	178	64,251,703.16	12.88
2.000	1,171	242,309,467.56	48.57
3.000	23	5,275,978.33	1.06
5.000	5	2,513,708.32	0.50
5.875	1	424,000.00	0.08
6.000	381	111,898,100.89	22.43
Total:	1,914	$498,865,407.18	100.00%

Non-Zero Min: 1.000%
Max: 10.010%*
Weighted Avg: 2.720%*

*For the loans that do not have initial periodic rate caps, their initial periodic rate caps were calculated using the following formula: the loan’s maximum rate – the loan’s original gross mortgage rate.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Subsequent Periodic Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	1	$162,925.00	0.03%
1.000	185	80,728,432.23	16.18
1.500	178	64,251,703.16	12.88
2.000	1,550	353,722,346.79	70.91
Total:	1,914	$498,865,407.18	100.00%

Non-Zero Min: 1.000%
Max: 10.010%*
Weighted Avg: 1.776%*

*For the loans that do not have subsequent periodic rate caps, their subsequent periodic rate caps were calculated using the following formula: the loan’s maximum rate – the loan’s current gross mortgage rate.

Maximum Rate
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
9.001 - 9.500	1	$118,405.35	0.02%
9.501 - 10.000	1	452,000.00	0.09
10.001 - 10.500	5	1,837,646.19	0.37
10.501 - 11.000	51	18,573,050.24	3.72
11.001 - 11.500	119	37,149,130.51	7.45
11.501 - 12.000	434	146,043,722.04	29.28
12.001 - 12.500	379	96,299,783.55	19.30
12.501 - 13.000	355	79,250,941.81	15.89
13.001 - 13.500	247	51,799,959.27	10.38
13.501 - 14.000	192	37,857,943.75	7.59
14.001 - 14.500	124	28,130,297.26	5.64
14.501 - 15.000	5	1,022,927.21	0.21
16.501 - 17.000	1	329,600.00	0.07
Total:	1,914	$498,865,407.18	100.00%

Min: 9.250%
Max: 17.000%
Weighted Avg: 12.483%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Floor
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.501 - 2.000	171	$31,374,959.30	6.29%
2.001 - 2.500	309	128,413,578.23	25.74
2.501 - 3.000	29	11,641,693.66	2.33
3.001 - 3.500	19	6,729,429.67	1.35
3.501 - 4.000	110	41,166,315.44	8.25
4.001 - 4.500	53	17,058,983.46	3.42
4.501 - 5.000	27	6,996,239.88	1.40
5.001 - 5.500	19	4,876,569.28	0.98
5.501 - 6.000	119	26,884,027.33	5.39
6.001 - 6.500	237	48,875,861.08	9.80
6.501 - 7.000	293	64,228,188.86	12.87
7.001 - 7.500	225	47,643,733.39	9.55
7.501 - 8.000	180	35,567,503.74	7.13
8.001 - 8.500	119	26,612,872.27	5.33
8.501 - 9.000	4	795,451.59	0.16
Total:	1,914	$498,865,407.18	100.00%

Min: 1.990%
Max: 8.625%
Weighted Avg: 4.931%

Collateral Characteristics – Pool 1 (continued)

Next Rate Adjustment*
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2005-10	7	$2,392,051.46	0.48%
2005-11	15	5,122,857.32	1.03
2005-12	87	32,536,144.12	6.52
2006-01	83	31,955,057.62	6.41
2006-02	56	26,135,598.07	5.24
2006-03	89	40,435,094.79	8.11
2006-07	1	295,907.37	0.06
2006-09	4	735,952.12	0.15
2006-10	1	173,746.40	0.03
2006-12	1	289,749.38	0.06
2007-01	2	257,109.16	0.05
2007-02	8	1,341,358.54	0.27
2007-04	9	2,300,293.62	0.46
2007-05	8	1,630,243.86	0.33
2007-06	47	10,582,531.85	2.12
2007-07	86	18,320,971.50	3.67
2007-08	264	56,332,545.75	11.29
2007-09	217	45,987,928.24	9.22
2007-10	14	2,485,398.79	0.50
2007-11	21	3,242,056.63	0.65
2007-12	9	1,732,946.18	0.35
2008-01	21	4,299,192.76	0.86
2008-02	23	5,294,029.12	1.06
2008-03	21	4,260,019.24	0.85
2008-04	29	8,287,907.87	1.66
2008-05	17	4,380,273.30	0.88
2008-06	53	12,917,110.98	2.59
2008-07	89	22,127,580.93	4.44
2008-08	205	50,411,007.94	10.11
2008-09	186	46,678,079.00	9.36
2009-11	1	91,200.00	0.02
2009-12	1	153,732.86	0.03
2010-02	3	369,746.55	0.07
2010-03	1	80,488.77	0.02
2010-04	1	212,757.12	0.04
2010-05	6	1,221,721.12	0.24
2010-06	25	4,788,834.63	0.96
2010-07	89	17,205,519.18	3.45
2010-08	94	22,302,364.04	4.47
2010-09	20	9,498,299.00	1.90
Total:	1,914	$498,865,407.18	100.00%

*Next Rate Adjustment dates are as of September 1, 2005.

Discount Margin Table - Bond A2

Settle as of 09/30/05

Bond Summary - Bond A3

Initial

4.110

Type:

Fltr

Coupon:

Orig Bal

141,082,000

Formula:

(LIB_1M)+27.0bp

Factor:

1.0000000

Margin:

0.27

Factor

Next

10/25/05

Date:

09/25/05

Pmt:

Delay:

0

Cusip:

		10 CPR		15 CPR		20 CPR	25 CPR
	LIB_1M: 3.84		LIB_1M: 3.84		LIB_1M: 3.84		LIB_1M: 3.84
Price	DM	Duration	DM	Duration	DM	Duration	DM	Duration
99-27	29	7.861	30	5.665	31	4.330	31	3.441
99-28	29		29		30		31
99-29	28		29		29		30
99-30	28		28		28		29
99-31	27		28		28		28
100-00	27	7.864	27	5.667	27	4.332	27	3.443
100-01	27		26		26		26
100-02	26		26		26		25
100-03	26		25		25		24
100-04	25		25		24		23
100-05	25	7.868	24	5.670	23	4.334	23	3.444
Average Life		9.73		6.58		4.85	3.76
First Pay		06/25/11		07/25/09		07/25/08	11/25/07
Last Pay		12/25/20		05/25/16		09/25/13	12/25/11

30 CPR				35 CPR		40 CPR		50 CPR
LIB_1M: 3.84			LIB_1M: 3.84		LIB_1M: 3.84		LIB_1M: 3.84
DM		Duration	DM	Duration	DM	Duration	DM	Duration
33		2.788	34	2.279	35	1.879	38	1.408
31			32		34		36
30			31		32		34
29			30		30		31
28			28		29		29
27		2.789	27	2.280	27	1.880	27	1.409
26			26		25		25
25			24		24		23
24			23		22		20
23			22		20		18
21		2.791	20	2.282	19	1.881	16	1.410
	3.00			2.42		1.97		1.46
06/25/07				03/25/07		12/25/06		08/25/06
10/25/10				11/25/09		09/25/08		11/25/07